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                                                               EXHIBIT 23.1



                       CONSENT OF INDEPENDENT AUDITORS


MONSANTO COMPANY:

We consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our opinions dated February 23, 1996, appearing in and incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1995.



                                          /s/ DELOITTE & TOUCHE LLP

                                          DELOITTE & TOUCHE LLP

Saint Louis, Missouri
April 29, 1996



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